UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2007

SHINER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136049	98-0507398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road
Haikou, Hainan Province
China 570125
(Address of principal executive offices) (zip code)

86-898-68581104
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 24, 2007, we dismissed Manning Elliott LLP (“Manning Elliott”) as our independent accountants. Manning Elliott had previously been engaged as the principal accountant to audit our financial statements. The reason for the dismissal of Manning Elliott is that, following the consummation of the reverse acquisition on July 24, 2007, (i) the former stockholders of the Shiner Group owned a significant amount of the outstanding shares of our common stock and (ii) our primary business became the business previously conducted by the Shiner Group. The independent registered public accountant of the Shiner Group was the firm of Goldman Parks Kurland Mohidin (“Goldman Parks”). We believe that it is in our best interest to have Goldman Parks continue to work with our business, and we therefore retained Goldman Parks as our new principal independent registered accounting firm, effective as July 24, 2007. Goldman Parks is located at 18321 Ventura Boulevard, Suite 300, Tarzana, California, 91356. The decision to change accountants was approved by our board of directors on September 28, 2007.

The report of Manning Elliott for our fiscal years ended March 31, 2005 and 2006, respectively, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, but was qualified due to a going concern uncertainty.

In connection with its audits for the past two recent fiscal years and in the subsequent interim period ending September 28, 2007, there have been no disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Manning Elliott, would have caused them to make reference thereto in their report on the financial statements for such years.

We have requested that Manning Elliott furnish us with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2007, our board of directors approved a change in our fiscal year to a fiscal year ending on December 31 from a fiscal year ending on March 31. By such change, we have adopted the fiscal year of the Shiner Group, the acquirer in the reverse acquisition for accounting purposes, and, therefore, there will be no transition period in connection with this change of fiscal year-end. Our 2007 fiscal year will end on December 31, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Manning Elliott LLP, former independent accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHINER INTERNATIONAL, INC.

By:	/s/ Fu Jian
Name:	Fu Jian
Title:	Chief Executive Officer

Dated: January 28, 2008

EXHBIT INDEX

Exhibit No.	Description

16.1	Letter from Manning Elliott LLP, former independent accountants.